BRI OP LIMITED PARTNERSHIP
                               470 Atlantic Avenue
                           Boston, Massachusetts 02210


                               AMENDMENT NO. 1 OF
                           REVOLVING CREDIT AGREEMENT

                                                            As of April 15, 1998


BANKBOSTON, N.A.,
     for Itself and as Agent
100 Federal Street
Boston, Massachusetts 02110
Attn: Real Estate Division

Ladies and Gentlemen:

     Each of BRI OP Limited Partnership, a Delaware limited partnership (the "Borrower"), and Berkshire Realty Company Inc., a Delaware corporation (the "REIT"), and the undersigned Guarantors hereby agrees with you as follows:

1. Reference to Credit Agreement and Definitions. Reference is made to the Revolving Credit Agreement dated as of January 30, 1998 (the "Credit Agreement"), among the Borrower, Berkshire Realty Company, Inc., certain Guarantors named therein and you. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given to them in the Credit Agreement.

2. Reason for Amendment. The parties have agreed to correct or clarify certain provisions of the Credit Agreement by amending the Credit Agreement accordingly.

3. Amendments. On the basis of the representations and warranties of the REIT and the Borrower set forth herein, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

     3.1. Section 1.1 of the Credit Agreement is amended by amending paragraph
(b) of the definition of "Eligible Real Estate" to read in its entirety as follows:

          (b) which is owned in fee by the Borrower or any Wholly Owned Subsidiary which is a Guarantor or title to which is held for the benefit of the Borrower or any Wholly Owned Subsidiary which is a Guarantor in the name of a Nominee which is a Wholly Owned Subsidiary;



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     3.2. Section 1.1 of the Credit Agreement is further amended by amending the definition of "Interest Expense" to read in its entirety as follows:

          Interest Expense. With respect to any Person for any fiscal period, the interest expense of such Person for such fiscal period determined in accordance with generally accepted accounting principles plus, without duplication, all capitalized interest of such Person for such fiscal period.

     3.3. Section 1.1 of the Credit Agreement is further amended by amending the definition of "Majority Banks" to read in its entirety as follows:

          Majority Banks. Banks holding 66%% of the Commitments; provided, however, that in the event the obligations of the Banks to make Loans or issue Letters of Credit hereunder shall have been terminated, Banks holding 66%% of the sum of the outstanding principal amount of the Loans plus the participations under ss. 2.11 in the Letter of Credit Exposure; and provided, further, that the Commitment or, as the case may be, Loans and Letter of Credit Exposure participations of any Delinquent Bank (as defined in ss. 14.5(c)) shall not be included in the calculation of Majority Banks.

     3.4. Section 1.1 of the Credit Agreement is further amended by amending the definition of "Operating Cash Flow" to read in its entirety as follows:

          Operating Cash Flow. With respect to any Person for any fiscal period, an amount equal to EBITDA for such fiscal period minus an allowance for capital expenditure requirements computed at the annual rate of $200 per unit for multifamily housing projects and minus such allowance for capital expenditure requirements on properties other than multifamily housing projects in such amounts as may be agreed between the Borrower and the Majority Banks.

     3.5. Section 8.11 of the Credit Agreement is amended to read in its entirety as follows:

          ss. 8.11. Certain Guarantees. None of the Non-recourse Indebtedness of the Borrower or any Subsidiary or Nominee shall be guaranteed by the REIT or the Borrower or any Subsidiary or Nominee; provided, however, that two or more issues of Non-recourse Indebtedness of Special Purpose Subsidiaries may be cross-guaranteed and cross-collateralized if, and only if, each of such guarantees constitutes Non-recourse Indebtedness and the loan-to-value ratio of each item of Non-recourse Indebtedness so cross-guaranteed shall not exceed 75% as of the date of its incurrence; and provided, that the Borrower or the REIT may guarantee the Indebtedness referred to in ss. 8.1(j). In addition, none of the REIT, the Borrower, any Subsidiary or any Nominee shall guarantee any Indebtedness of any Person in which the Borrower is not a direct or indirect investor as permitted under ss. 8.3.


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     3.6. Section 9.6 is amended by deleting the bracketed reference to ss.
8.3(1).

     3.7. Section 14.9 of the Credit Agreement is amended to read in its entirety as follows:

          ss. 14.9. Resignation and Removal. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Banks, the REIT and the Borrower. In addition, in the event that none of the Commitments shall be held by the Agent or a corporate affiliate of the Agent or that the Agent shall have engaged in willful misconduct in the performance of its duties under the Loan Documents, the Agent may be removed by 30 days' written notice executed on behalf of the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint as a successor Agent any bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has total assets in excess of $10 billion. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the REIT and the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     3.8. Section 18.1 is amended by amending clause (a) thereof to read in its entirety as follows:

          (a) the Agent shall have given its prior written consent to such assignment, which shall not unreasonably be withheld, and (but only so long as no Default or Event of Default shall have occurred and be continuing) the Borrower also shall have given its prior written consent to such assignment, which shall not unreasonably be withheld.

4. Conditions to Effectiveness of Amendment. Acceptance of the foregoing amendments by the Banks shall be subject, without limitation, to the following conditions:

     (a) No Default or Event of Default under the Credit Agreement shall have occurred and be continuing (other than a Default or Event of Default which shall have been waived in writing by the Banks).

     (b) All proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Majority Banks and the Agent's Special Counsel, and the Agent shall have received all information and such counterpart originals or certified copies of


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          such documents and such other certificates, opinions or documents as the Majority Banks and the Agent's Special Counsel may reasonably require.

5. Representations and Warranties. In order to induce you to enter into this Amendment, the Borrower hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Credit Agreement is true and correct on the date hereof, after giving effect to the amendments effected hereby.

6. Miscellaneous. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be a Loan Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Obligation.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of you and the Borrower when both the Borrower and you shall have one or more copies hereof executed by the Borrower, you and each of the Guarantors listed below.

                            BRI OP LIMITED PARTNERSHIP

                            By Berkshire Apartments, Inc.,
                                its General Partner

                            By: /s/ Marianne Pritchard
                                ------------------------------
                                 Marianne Pritchard
                                 Senior Vice President/Chief Financial Officer

The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By:______________________
   Authorized Officer



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          such documents and such other certificates, opinions or documents as the Majority Banks and the Agent's Special Counsel may reasonably require.

5. Representations and Warranties. In order to induce you to enter into this Amendment, the Borrower hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Credit Agreement is true and correct on the date hereof, after giving effect to the amendments effected hereby.

6. Miscellaneous. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be a Loan Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Obligation.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of you and the Borrower when both the Borrower and you shall have one or more copies hereof executed by the Borrower, you and each of the Guarantors listed below.

                            BRI OP LIMITED PARTNERSHIP

                            By Berkshire Apartments, Inc.,
                                its General Partner

                            By:
                                ------------------------------
                                 Marianne Pritchard
                                 Senior Vice President/Chief Financial Officer

The foregoing Amendment is
hereby agreed to.

BANKBOSTON, N.A.,
for Itself and as Agent


By:/s/ [ILLEGIBLE]
   -----------------------------------
   Authorized Officer Vice President



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




BERKSHIRE REALTY COMPANY, INC.
BERKSHIRE APARTMENTS, INC.


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President/Chief Financial
        Officer

BRI TEXAS APARTMENTS LIMITED
    PARTNERSHIP

By BRI Texas Apartments-II, Inc., its
    General Partner


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Vice President and Treasuer


BRI BENCHMARK LIMITED PARTNERSHIP
BRI COMMONS LIMITED PARTNERSHIP

By Berkshire Apartments, Inc., the General
    Partner of each


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President/Chief Financial
        Officer


BRI HUNTERS GLEN LIMITED PARTNERSHIP

By BRI Hunters Glen-II, Inc.,
    its General Partner

By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President and Treasurer
        Officer


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




BRI RIDGEVIEW CHASE LIMITED
    PARTNERSHIP

By BRI Emerald, Inc., its General Partner


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President and Treasurer


BRI DIAMOND RIDGE ASSOCIATES
    LIMITED PARTNERSHIP

By BRI Baltimore - 31, L.L.C.,
    its General Partner

By Berkshire Apartments, Inc.,
    its Manager


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President and Chief
        Financial Officer


BRI FOXGLOVE ASSOCIATES, L.L.C.

By Berkshire Apartments, Inc.
    its Manager


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President/Chief Financial
        Officer


BRI TEXAS APARTMENTS-II, INC.


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Vice President and Treasurer


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


BRI HUNTERS GLEN - II, INC.


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Vice President and Treasurer


BRI EMERALD, INC.


By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Vice President and Treasurer


BRI BALTIMORE - 31, L.L.C.

By: Berkshire Apartments, Inc., its Manager

By: /s/ Marianne Pritchard
    ---------------------------------
    Marianne Pritchard
    Senior Vice President/Chief Financial
        Officer




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